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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 10, 2007

                         FREDERICK COUNTY BANCORP, INC.
             (Exact name of registrant as specified in its charter)

                        Commission file number: 000-50407

                Maryland                                  20-0049496
      (State or Other Jurisdiction                     (I.R.S. Employer
    of Incorporation or Organization)                Identification Number)

                9 North Market Street, Frederick, Maryland 21701
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (301) 620-1400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02       RESULTS OF OPERATIONS AND FINANCIAL CONDITION

          On April 10, 2007, the Registrant announced its earnings for the year ended March 31, 2007. For further information, reference is made to the Registrant's press release, dated April 10, 2007, which is attached hereto as
Exhibit 99.1 and incorporated herein by reference. The attached press release is furnished pursuant to this Item 2.02 of Form 8-K.

ITEM 7.01       REGULATION FD DISCLOSURE

         On April 10, 2007, the Registrant announced its earnings for the year ended March 31, 2007. For further information, reference is made to the Registrant's press release, dated April 10, 2007, which is attached hereto as
Exhibit 99.1 and incorporated herein by reference. The attached press release is furnished pursuant to this Item 7.01 of Form 8-K.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit 99.1    Press Release dated April 10, 2007

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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              FREDERICK COUNTY BANCORP, INC.
                                              (Registrant)


                                              By: /s/ William R. Talley, Jr.
                                                  ------------------------------
                                                  William R. Talley, Jr.,
                                                  Executive Vice President
                                                  and Chief Financial Officer
                                                  (Principal Accounting Officer)

Dated: April 10, 2007